SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2002

BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16215 Alton Parkway, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Exhibits

         (a)     Not Applicable.

         (b)     Not Applicable.

         (c)     Exhibits

99.1 Press Release dated March 11, 2002, of the Registrant.

Item 9. Regulation FD Disclosure

         On March 11, 2002 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation

March 12, 2002	By:	/s/ WILLIAM J. RUEHLE

William J. Ruehle Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated March 11, 2002, of the Registrant